                                                                   EXHIBIT 10.39

                                 AMENDMENT OF
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.


          THIS AMENDMENT OF AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment"), dated as of July 25, 1996, is entered into by National Golf Properties, Inc., a Maryland corporation, as the general partner (the "General Partner") of National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Partnership").

          WHEREAS, the General Partner and the limited partners of the Partnership (the "Limited Partners") are parties to that certain Agreement of Limited Partnership (the "Agreement"), dated a of August 18, 1993;

          WHEREAS, the General Partner has entered into an Asset Purchase Agreement and Agreement and Plan of Merger (the "Acquisition Agreement"), dated as of February 2, 1996 and amended on February 16, 1996, among the General Partner, Golf Enterprises, Inc., a Kansas corporation, and GEI Acquisition Corporation, a Kansas corporation, pursuant to which Acquisition Agreement, among other things, the General Partner has agreed to purchase the Purchased Assets described therein, and has the right to assign such agreement in whole or in part to the Partnership;

          WHEREAS, the General Partner intends to assign to the Partnership the right to acquire an undivided partial interest in each of the Purchased Assets and to pay cash therefor;

          WHEREAS, the General Partner intends to acquire the remaining interest in the Purchased Assets and contribute them to the Partnership on the terms set forth herein;

          WHEREAS, certain other changes to the definition of "Certificate of Incorporation" and Sections 4.6 and 8.6.F of the Partnership Agreement are necessary to reflect the General Partner's reincorporation as a Maryland corporation and otherwise clarify and update such provisions; and

          WHEREAS, the General Partner has obtained the written consent to this Amendment of Limited Partners representing at least the minimum number of Partnership Interests (as defined in the Partnership Agreement) required to amend the Partnership Agreement pursuant to Section 7.3 and Article 14 of the Partnership Agreement, which written consent is attached as Exhibit A to this Amendment.

          THEREFORE, pursuant to Section 7.3 and Article 14 of the Partnership Agreement, the General Partner hereby amends the Partnership Agreement as follows, effective as of the date of this Amendment. Defined terms used in this Amendment and not otherwise defined herein shall have the same meanings as such terms have in the Partnership Agreement.

          The definition of "Certificate of Incorporation" in Article 1 is hereby amended in its entirety as follows:

          ""Certificate of Incorporation" means the Articles of Incorporation of
            ----------------------------
the General Partner file in the state of Maryland on August 31, 1995 as amended or restated from time to time."

          Section 4.5 of the Partnership Agreement is hereby amended by adding the following at the end of such section:

          "G.  Special Supplemental Capital Contribution by General Partner.
               ------------------------------------------------------------
Notwithstanding the other provisions contained in this Article 4, immediately following the closing of the General Partner's acquisition of an interest in certain golf course properties and related assets (the "Purchased Assets") from Golf Enterprises, Inc., a Kansas corporation ("GEI"), pursuant to that certain Asset Purchase Agreement and Agreement and Plan of Merger (the "Acquisition Agreement"), dated as of February 2, 1996 and amended on February 16, 1996 by that certain First Amendment to the Asset Purchase Agreement and Plan of Merger, among the General Partner, GEI Acquisition Corporation, a Kansas corporation ("Newco") and GEI, the General Partner may contribute all of its interest in the Purchased Assets collectively as a special supplemental Capital Contribution to the Partnership. Upon such Capital Contribution, (i) the General Partner shall be issued that number of Partnership Units equal to the number of shares of Purchaser Common Stock (as defined in the Acquisition Agreement) issued as Acquisition Consideration (as defined in the Acquisition Agreement) pursuant to the Acquisition Agreement, (ii) the Agreed Value and the Gross Asset Value of the Contributed Property shall be equal to $40,786,649 (except in the event that the number of shares of Purchaser Common Stock to be issued as Acquisition Consideration has been limited by the maximum or minimum share issuance provisions of Section 1.5(a)(i) of the Acquisition Agreement, in which case the Agreed Value and the Gross Asset Value of the Contributed Property shall be equal to the number of shares of Purchaser Common Stock issued as Acquisition Consideration times the Average Purchaser Common Stock Price (as defined in the Acquisition Agreement)), (iii) Exhibit A to this Agreement shall be appropriately amended to reflect such issuance and the corresponding adjustments in the Percentage Interest of each of the Partners, as well as the Agreed Value and the Gross Asset Value of the Contributed Property, and (iv) the Capital Account of the General Partner shall be appropriately adjusted. Following the General Partner's contribution of its interest in the Purchased Assets to the Partnership, the General Partner shall promptly give each Partner written notice of its Percentage Interest and their Percentage Interests as adjusted. This Paragraph G of Section 4.5 shall not be construed to permit any Capital Contribution other than the contribution of the General Partner's interest in the Purchased Assets by the General Partner."

          Section 4.6 of the Partnership Agreement is hereby amended in its entirety as follows:

          "Section 4.6  Stock Option Plan
                        -----------------

          If at any time or from time to time the General Partner is required, pursuant to the Stock Incentive Plan, to make a contribution of REIT Shares to the Partnership, such contribution shall be treated as an additional Capital Contribution as provided in Section 4.5, in an amount equal to the Value (provided, that, for these purposes, only the trading day on which
 --------
the General Partner contributes such REIT Shares to the Partnership shall be considered) multiplied by the number of REIT Shares contributed by the General
            ---------- --
Partner to the Partnership. In consideration for such contribution, the General Partner's Capital Account shall be adjusted as provided in this Agreement and the General Partner shall be issued a number of Partnership Units equal to the number of REIT Shares so contributed. Furthermore, if at any time or from time to time the General Partner issues or sells REIT Shares pursuant to the Stock Incentive Plan (other than a contribution to the Partnership as provided above), it may contribute the proceeds therefrom to the Partnership as an additional Capital Contribution as provided in Section 4.5. In consideration for such contribution, the General Partner's Capital Account shall be adjusted as provided in this Agreement and the General Partner shall be issued a number of Partnership Units equal to the number of REIT Shares so issued or sold. Notwithstanding the foregoing, the preemptive rights provided in Section 4.5.E. shall not apply to the Capital Contributions described above in this Section 4.6."

          Section 7.6.C of the Partnership Agreement is hereby amended by adding the following at the end of such section:

          "The General Partner also is expressly authorized to cause the Partnership to issue to it Partnership Units corresponding to REIT Shares issued or sold by the General Partner pursuant to the Stock Option Plan or any similar or successor plan and to repurchase such Partnership Units from the General Partner to the extent necessary to permit the General Partner to repurchase such REIT Shares in accordance with such plan."

          Section 8.6.F of the Partnership Agreement is hereby amended in its entirety as follows:

               "F. Notwithstanding the provisions of this Section 8.6 or any other provision of this Agreement, a Limited Partner (i) shall not be entitled to effect an Exchange to the extent the ownership or right to acquire REIT Shares pursuant to such Exchange) by such Partner would cause such Partner or any other Person to violate the restrictions on ownership and transfer of REIT Shares set forth in the Certificate of Incorporation and (ii) shall have no rights under this Agreement to acquire REIT Shares which would otherwise be prohibited under the Certificate of Incorporation. To the extent any attempted Exchange would be in violation of this Section 8.6.F., it shall be null and void ab initio and such Limited Partner shall not acquire any rights or economic interest in the REIT Shares otherwise issuable upon such Exchange."

          The definition of "Stock Option Plan" in the Partnership Agreement is hereby amended in its entirety as follows:

          ""Stock Option Plan" means the 1993 Stock Option and Incentive Plan
            -----------------
for Key Employees of National Golf Properties, Inc., National Golf Operating Partnership, L.P. and American Golf Corporation and The 1995 Independent Director Equity Participation Plan of National Golf Properties, Inc. or any similar or successor plans."

          Except as modified by the preceding paragraphs, the Partnership Agreement shall continue in effect in accordance with all of the terms and conditions contained therein.

          IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.

                                                  NATIONAL GOLF PROPERTIES, INC.


                                                  By:  /s/ Richard C Price
                                                       -------------------
                                                       Richard C. Price
                                                       President

                                   EXHIBIT A
                                   ---------

                                WRITTEN CONSENT
                            OF THE LIMITED PARTNERS
                                      OF
                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.

          The undersigned, as the limited partners (the "Limited Partners") of National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Partnership"), hereby consent to the proposed Amendment of Agreement of Limited Partnership of National Golf Operating Partnership, L.P., dated as of July 25, 1996, to be entered into by National Golf Properties, Inc., a Maryland corporation, as the general partner of the Partnership (the "General Partner").

          This Written Consent also shall constitute a Consent (pursuant to Section 7.5 of the Partnership Agreement) by the Limited Partners to the General Partner's purchase of certain properties owned by Golf Enterprises, Inc., a Kansas corporation ("GEI"), pursuant to that certain Asset Purchase Agreement and Agreement and Plan of Merger, dated as of February 2, 1996 and amended on February 16, 1996, among the General Partner, GEI and GEI Acquisition Corporation.

          This Written Consent may be executed in two or more counterparts, all of which shall be considered one and the same agreement and it being understood that all parties need not sign the same counterpart.


                                             __________________________________
                                             David G. Price


                                             The Joan P. Anawalt Revocable Trust
                                             dated July 29, 1985, as amended


                                             /s/ Joan P. Anawalt Ttee
                                             ----------------------------------
                                             By:
                                             Its:

                                          The Joan P. Anawalt Income Trust
                                          dated August 23, 1988, as amended


                                          /s/ Joan P. Anawalt Ttee
                                          ------------------------
                                          By:
                                          Its:

                                          The Joan P. Anawalt 1993 Annuity Trust
                                          dated August 3, 1993, as amended


                                          /s/ Joan P. Anawalt Ttee
                                          ------------------------
                                          By:
                                          Its:

                                          AMERICAN GOLF CORPORATION,
                                          a California corporation


                                          ________________________
                                          By:
                                          Its:

                                          SUPERMARINE AVIATION, LIMITED,
                                          a California corporation


                                          ________________________
                                          By:
                                          Its:

                                          RSJ GOLF, INC.,
                                          a California corporation


                                          _______________________
                                          By:
                                          Its:

                                          /s/ Richard C. Price
                                          ------------------------
                                          Richard C. Price


                                          /s/ Sheri L. Price
                                          ------------------------
                                          Sheri L. Price

                                          /s/ Edward R. Sause
                                          ------------------------
                                          Edward R. Sause

                                          /s/ Barbara M. Colton
                                          ------------------------
                                          Barbara M. Colton


                                          ________________________
                                          Richard Bermudez

                                          /s/ Ernst C. Burns
                                          ------------------------
                                          Ernst C. Burns

                                          /s/ Robert H. Williams
                                          ------------------------
                                          Robert H. Williams

                                   EXHIBIT A
                                   ---------

                                WRITTEN CONSENT
                            OF THE LIMITED PARTNERS
                                      OF
                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.

          The undersigned, as the limited partners (the "Limited Partners") of National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Partnership"), hereby consent to the proposed Amendment of Agreement of Limited Partnership of National Golf Operating Partnership, L.P., dated as of July 25, 1996, to be entered into by National Golf Properties, Inc., a Maryland corporation, as the general partner of the Partnership (the "General Partner").

          This Written Consent also shall constitute a Consent (pursuant to Section 7.5 of the Partnership Agreement) by the Limited Partners to the General Partner's purchase of certain properties owned by Golf Enterprises, Inc., a Kansas corporation ("GEI"), pursuant to that certain Asset Purchase Agreement and Agreement and Plan of Merger, dated as of February 2, 1996 and amended on February 16, 1996, among the General Partner, GEI and GEI Acquisition Corporation.

          This Written Consent may be executed in two or more counterparts, all of which shall be considered one and the same agreement and it being understood that all parties need not sign the same counterpart.


                                        /s/ David G. Price
                                        -----------------------
                                        David G. Price

                                        The Joan P. Anawalt Revocable Trust
                                        dated July 29, 1985, as amended


                                        _______________________
                                        By:
                                        Its:

                                          The Joan P. Anawalt Income Trust
                                          dated August 23, 1988, as amended



                                          _______________________
                                          By:
                                          Its:

                                          The Joan P. Anawalt 1993 Annuity Trust
                                          dated August 3, 1993



                                          _______________________
                                          By:
                                          Its:

                                          AMERICAN GOLF CORPORATION,
                                          a California corporation

                                          /s/ David G. Price
                                          -----------------------
                                          By:
                                          Its:

                                          SUPERMARINE AVIATION, LIMITED,
                                          a California corporation

                                          /s/ David G. Price
                                          -----------------------
                                          By:
                                          Its:

                                          RSJ GOLF, INC.,
                                          a California corporation

                                          /s/ David G. Price
                                          -----------------------
                                          By:
                                          Its:

                                          /s/ Richard C. Price
                                          ------------------------
                                          Richard C. Price


                                          ________________________
                                          Sheri L. Price

                                          /s/ Edward R. Sause
                                          ------------------------
                                          Edward R. Sause


                                          ________________________
                                          Barbara M. Colton


                                          ________________________
                                          Richard Bermudez


                                          ________________________
                                          Ernst C. Burns


                                          ________________________
                                          Robert H. Williams